
                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                          TOTAL RETURNS W/SALES CHARGES

                         NATIONWIDE MID CAP GROWTH FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:   T=           Total Return
         ERV=         Redeemable value at the end
                      of the period of a hypothetical
                      $1,000 investment made at the
                      beginning of the period.
         P=           A hypothetical initial investment of $1,000.

EXAMPLE:

         Monthly:           9/30/97 to 10/31/97
                      (     897.00/ 1,000) - 1 =            -10.30%


         Quarterly:         7/31/97 to 10/31/97
                      (     940.50/ 1,000) - 1 =             -5.95%


         Year to Date:      12/31/96 to 10/31/97
                      (     1,135.10/ 1,000) - 1 =           13.51%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P) (PW*) (1/N)-1))

WHERE:   T=                 Total Return
         ERV=               Redeemable value at the end
                            of the period of a hypothetical
                            $1,000 investment made at the
                            beginning of the period.
         P=                 A hypothetical initial investment of $1,000.
         N=                 Number of years
EXAMPLE:

         1 YEAR             10/31/96 to 10/31/97
                      (((   1,186.60 /1,000) (PW*)(1/(  365      /365 ))-1))=   18.66%

         3 YEARS            10/31/94 to 10/31/97
                      (((   1,754.99 /1,000) (PW*)(1/(  1096     /365 ))-1))=   20.60%

         5 YEARS            10/31/92 to/10/31/97
                      (((   2,179.10 /1,000) (PW*)(1/(  1826     /365 ))-1))=   16.85%

        SINCE INCEPTION     12/19/88 to 10/31/97
                      (((   3,041.30 /1,000) (PW*)(1/(  3238     /365 ))-1))=   13.36%


(PW*)  To the power


                          NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS W/OUT SALES CHARGES

                         NATIONWIDE MID CAP GROWTH FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:   T=               Total Return
         ERV=             Redeemable value at the end
                          of the period of a hypothetical
                          $1,000 investment made at the
                          beginning of the period.
         P=               A hypothetical initial investment of $1,000.

EXAMPLE:

         Monthly:               9/30/97   to   10/31/97
                        (       944.30/ 1,000) - 1 =                   -5.57%

         Quarterly:             7/31/97   to   10/31/97
                        (       990.00/ 1,000) - 1 =                   -1.00%

         Year to Date:          12/31/96  to  10/31/97
                        (       1,185.10/ 1,000) - 1 =                 18.51%


AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P) (PW*) (1/N)-1))

WHERE:   T=             Total Return
         ERV=           Redeemable value at the end
                        of the period of a hypothetical
                        $1,000 investment made at the
                        beginning of the period.
         P=             A hypothetical initial investment of $1,000.
         N=             Number of years

EXAMPLE:
         1 YEAR              10/31/96 to 10/31/97
                   (((       1,236.60/1,000)(PW*)(1/(     365         /365))-1)      23.66%

         3 YEARS             10/31/92  to  10/31/97
                   (((       1,794.90 /1,000)(PW*)(1/(    1826        /365))-1)      12.40%

         5 YEARS             10/31/92  to  10/31/97
                   (((       2,199.10 /1,000)(PW*)(1/(    1826        /365))-1)      17.06%

       SINCE INCEPTION       12/19/88  to  10/31/97
                   (((       3,041.30 /1,000)(PW*)(1/(    3238        /365))-1)      13.36%


(PW*)      To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                          TOTAL RETURNS W/SALES CHARGES

                             NATIONWIDE GROWTH FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:      T=             Total Return
            ERV=           Redeemable value at the end
                           of the period of a hypothetical
                           $1,000 investment made at the
                           beginning of the period.
            P=             A hypothetical initial investment of $1,000.

EXAMPLE:

            Monthly:              9/30/97   to  10/31/97
                         (        916.80/ 1,000) - 1 =                -8.32%

            Quarterly:            7/31/97   to  10/31/97
                         (        934.90/ 1,000) - 1 =                -6.51%

            Year to Date:         12/31/96  to  10/31/97
                         (        1,179.60/ 1,000) - 1 =              17.96%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:      T=             Total Return
            ERV=           Redeemable value at the end
                           of the period of a hypothetical
                           $1,000 investment made at the
                           beginning of the period.
            P=             A hypothetical initial investment of $1,000.
            N=             Number of years

EXAMPLE:
            1 YEAR                 10/31/96   to   10/31/97
                         (((       1,261.70/1,000)(PW*)(1/(      365        /365))-1)    26.17%

            3 YEARS                10/31/94   to   10/31/97
                         (((       1,715.50/1,000)(PW*)(1/(      1096       /365))-1)    19.69%

            5 YEARS                10/31/92   to   10/31/97
                         (((       2,106.90/1,000)(PW*)(1/(      1826       /365))-1)    16.06%

            10 YEARS               10/31/87   to   10/31/97
                         (((       3,958.80/1,000)(PW*)(1/(      3653       /365))-1)    14.74%

      SINCE INCEPTION              2/14/61    to   10/31/97
                         (((       27,175.90/1,000)(PW*)(1/(    13408       /365))-1)     9.41%


(PW*)      To the power



                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS W/OUT SALES CHARGES

                             NATIONWIDE GROWTH FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:      T=                   Total Return
            ERV=                 Redeemable value at the end
                                 of the period of a hypothetical
                                 $1,000 investment made at the
                                 beginning of the period.
            P=                   A hypothetical initial investment of $1,000.

EXAMPLE:

            Monthly:                   9/30/97    to    10/31/97
                               (       960.00/ 1,000) - 1 =            -4.00%

            Quarterly:                 7/31/97    to    10/31/97
                               (       978.95/ 1,000)- 1 =             -2.10%

            Year to Date:              12/31/96   to    10/31/97
                               (       1,235.10/ 1,000) - 1 =          23.51%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:      T=                 Total Return
            ERV=               Redeemable value at the end
                               of the period of a hypothetical
                               $1,000 investment made at the
                               beginning of the period.
            P=                 A hypothetical initial investment of $1,000.
            N=                 Number of years
EXAMPLE:
            1 YEAR                     10/31/96   to    10/31/97
                               (((     1,321.20/1,000)(PW*)(1/(        365          /365))-1)       32.12%

            3 YEARS                    10/31/94   to    10/31/97
                               (((     1,796.30/1,000)(PW*)(1/(        1096         /365))-1)       21.54%

            5 YEARS                    10/31/92   to    10/31/97
                               (((     2,206.20/1,000) (PW*)(1/(       1826         /365))-1)       17.14%

            10 YEARS                   10/31/87   to    10/31/97
                               (((     4,145.40/1,000)(PW*)(1/(        3653         /365))-1)       15.27%

       SINCE INCEPTION                 2/14/61    to    10/31/97
                               (((     28,456.40/1,000)(PW*)(1/(       13408        /365))-1))       9.54%


(PW*)      To the power


                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                          TOTAL RETURNS W/SALES CHARGES

                                 NATIONWIDE FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:       T=              Total Return
             ERV=            Redeemable value at the end
                             of the period of a hypothetical
                             $1,000 investment made at the
                             beginning of the period.
             P=              A hypothetical initial investment of $1,000.

EXAMPLE:
             Monthly:                 9/30/97    to    10/31/97
                            (         949.60/ 1,000) - 1 =           -5.04%

             Quarterly:               7/31/97    to    10/31/97
                            (         956.20/ 1,000) - 1 =           -4.38%

             Year to Date:            12/31/96    to   10/31/97
                            (         1,268.30/ 1,000) - 1 =         26.83%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:       T=              Total Return
             ERV=            Redeemable value at the end
                             of the period of a hypothetical
                             $1,000 investment made at the
                             beginning of the period.
             P=              A hypothetical initial investment of $1,000.
             N=              Number of years
EXAMPLE:
             1 YEAR                   10/31/96   to    10/31/97
                            (((       1,338.70 /1,000)(PW*)(1/(          365      /365))-1)    33.87%

             3 YEARS                  10/31/94   to    10/31/97
                            (((       2,012.90/1,000)(PW*)(1/(           1096     /365))-1)    26.24%

             5 YEARS                  10/31/92   to    10/31/97
                            (((       2,241.00/1,000)(PW*)(1/(           1826     /365))-1)    17.50%

             10 YEARS                 10/31/87   to    10/31/97
                            (((       4,603.00/1,000)(PW*)(1/(           3653     /365))-1)    16.48%

        SINCE INCEPTION               5/11/33    to    10/31/97
                            (((       708,534.20/1,000)(PW*)(1/(         23549    /365))-1)    10.71%

(PW*)        To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS W/OUT SALES CHARGES

                                 NATIONWIDE FUND

AGGREGATE ANNUAL RETURNS
T=(ERV/P)-1
WHERE:      T=                    Total Return
            ERV=                  Redeemable value at the end
                                  of the period of a hypothetical
                                  $1,000 investment made at the
                                  beginning of the period.
            P=                    A hypothetical initial investment of $1,000.

EXAMPLE:

            Monthly:                    9/30/97   to    10/31/97
                                (       994.40/ 1,000) - 1 =          -0.56%

            Quarterly:                7/31/97     to    10/31/97
                                (     1,001.30/ 1,000) - 1 =           0.13%

            Year to Date:             12/31/96    to    10/31/97
                                (     1,328.00/ 1,000) - 1 =          32.80%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:      T=                    Total Return
            ERV=                  Redeemable value at the end
                                  of the period of a hypothetical
                                  $1,000 investment made at the
                                  beginning of the period.
            P=                    A hypothetical initial investment of $1,000.
            N=                    Number of years

EXAMPLE:
            1 YEAR                    10/31/96    to    10/31/97
                            (((       1,401.70/1,000)(PW*)(1/(         365       /365))-1)   40.17%

            3 YEARS                   10/31/94   to     10/31/97
                            (((       2,107.70/1,000)(PW*)(1/(         1096      /365))-1)   28.19%

            5 YEARS                   10/31/92   to     10/31/97
                            (((       2,346.60/1,000)(PW*)(1/(         1826      /365))-1)   18.59%

            10 YEARS                  10/31/87   to      10/31/97
                            (((       4,819.90/1,000)(PW*)(1/(         3653      /365))-1)   17.02%

         SINCE INCEPTION              5/11/33     to     10/31/97
                            (((       741,920.70 /1,000)(PW*)(1/(      23549     /365))-1)   10.79%

(PW*)   To the power


                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS WITH SALES CHARGES

                              NATIONWIDE BOND FUND

AGGREGATE ANNUAL RETURNS
T=(ERV/P)-1
WHERE:      T=                     Total Return
            ERV=                   Redeemable value at the end
                                   of the period of a hypothetical
                                   $1,000 investment made at the
                                   beginning of the period.
            P=                     A hypothetical initial investment of $1,000.

EXAMPLE:

            Monthly:                 9/30/97     to    10/31/97
                                 (   970.10/   1,000) - 1 =            -2.99%

            Quarterly:               7/31/97     to    10/31/97
                                 (   973.95/   1,000) - 1 =            -2.60%

            Year to Date:            12/31/96    to    10/31/97
                                 (   1,029.00/ 1,000) - 1 =             2.90%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:      T=                     Total Return
            ERV=                   Redeemable value at the end
                                   of the period of a hypothetical
                                   $1,000 investment made at the
                                   beginning of the period.
            P=                     A hypothetical initial investment of $1,000.
            N=                     Number of years
EXAMPLE:
            1 YEAR                  10/31/96    to    10/31/97
                             (((    1,034.60/1,000)(PW*)(1/(         365        /365 ))-1)     3.46%

            3 YEARS                 10/31/94    to    10/31/97
                             (((    1,308.60/1,000)(PW*)(1/(         1096       /365))-1)      9.37%

            5 YEARS                 10/31/92     to   10/31/97
                             (((    1,340.80/1,000)(PW*)(1/(         1826       /365))-1)      6.04%

            10 YEARS                10/31/87     to   10/31/97
                              (((    2,224.60/1,000)(PW*)(1/(         3653       /365))-1)      8.32%

         SINCE INCEPTION             2/28/80    to     10/31/97
                              (((    4,573.50/1,000)(PW*)(1/(         6455       /365))-1)      8.98%

(PW*)    To the power


                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS W/OUT SALES CHARGES

                              NATIONWIDE BOND FUND

AGGREGATE ANNUAL RETURNS
T=(ERV/P)-1
WHERE:        T=                 Total Return
              ERV=               Redeemable value at the end
                                 of the period of a hypothetical
                                 $1,000 investment made at the
                                 beginning of the period.
              P=                 A hypothetical initial investment of $1,000.

EXAMPLE:

              Monthly:                 9/30/97     to    10/31/97
                               (       1,015.80/ 1,000) -1 =          1.58%

              Quarterly:               7/31/97     to    10/31/97
                               (       1,019.90/ 1,000) -1 =          1.99%

              Year to Date:            12/31/96    to    10/31/97
                               (       1,077.50/ 1,000) -1 =          7.75%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))

WHERE:        T=               Total Return
              ERV=             Redeemable value at the end
                               of the period of a hypothetical
                               $1,000 investment made at the
                               beginning of the period.
              P=               A hypothetical initial investment of $1,000.
              N=               Number of years

EXAMPLE:
              1 YEAR                   10/31/96    to    10/31/97
                              (((      1,083.30/1,000)(PW*)(1/(          365          /365))-1)    8.33%

              3 YEARS                  10/31/94    to    10/31/97
                              (((      1,370.30/1,000) (PW*)(1/(         1096         /365))-1)   11.06%

              5 YEARS                  10/31/92    to    10/31/97
                              (((      1,404.00/1,000) (PW*)(1/(         1826         /365))-1)    7.02%

              10 YEARS                 10/31/87    to    10/31/97
                              (((      2,329.40/1,000) (PW*)(1/(         3653         /365))-1)    8.82%

         SINCE INCEPTION               2/28/80     to    10/31/97
                              (((      4,789.00/1,000) (PW*)(1/(         6455         /365))-1)    9.26%

(PW*)  To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                          TOTAL RETURNS W/SALES CHARGES

                         NATIONWIDE TAX-FREE INCOME FUND

AGGREGATE ANNUAL RETURNS
T= (ERV/P)-1
WHERE:     T=                  Total Return
           ERV=                Redeemable value at the end
                               of the period of a hypothetical
                               $1,000 investment made at the
                               beginning of the period.
           P=                  A hypothetical initial investment of $1,000.

EXAMPLE:
           Monthly:                   9/30/97     to    10/31/97
                               (      955.80/ 1,000) - 1 =              -4.42%

           Quarterly:                7/31/97      to    10/31/97
                               (     958.20/ 1,000) - 1 =               -4.18%

           Year to Date:             12/31/96     to    10/31/97
                               (     1,014.40/ 1,000) - 1 =              1.44%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV/P)(PW*)(1/N)-1))
WHERE:     T=                  Total Return
           ERV=                Redeemable value at the end
                               of the period of a hypothetical
                               $1,000 investment made at the
                               beginning of the period.
           P=                  A hypothetical initial investment of $1,000.
           N=                  Number of years

EXAMPLE:
           1 YEAR                    10/31/96     to    10/31/97
                               (((   1,027.20/1,000)(PW*)(1/(          365        /365 ))-1)      2.72%

           3 YEARS                   10/31/94     to    10/31/97
                               (((   1,270.70/1,000)(PW*)(1/(          1096       /365 ))-1)      8.31%

           5 YEARS                   10/31/92     to    10/31/97
                               (((   1,378.40/1,000)(PW*)(1/(          1826       /365 ))-1)      6.63%

           10 YEARS                  10/31/87     to    10/31/97
                               (((   2,196.90/1,000)(PW*)(1/(          3653       /365 ))-1)      8.18%

          SINCE INCEPTION            3/17/86      to    10/31/97
                               (((   2,087.80/1,000)(PW*)(1/(          4246       /365 ))-1)      6.53%

(PW*)    To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                        TOTAL RETURNS W/OUT SALES CHARGES

                         NATIONWIDE TAX-FREE INCOME FUND

AGGREGATE ANNUAL RETURNS
T=(ERV/P)-1
WHERE:       T=               Total Return
             ERV=             Redeemable value at the end
                              of the period of a hypothetical
                              $1,000 investment made at the
                              beginning of the period.
             P=               A hypothetical initial investment of $1,000.

EXAMPLE:

             Monthly:              9/30/97    to    10/31/97
                             (     1,005.80/ 1,000) - 1 =             0.58%

             Quarterly:            7/31/97    to    10/31/97
                             (     1,008.00/ 1,000) - 1 =             0.80%

             Year to Date:         12/31/96   to    10/31/97
                             (     1,064.40/ 1,000) - 1 =             6.44%

AVERAGE ANNUAL TOTAL RETURN

T=(((ERV/P)(PW*)(1/N)-1))
WHERE:       T=              Total Return
             ERV=            Redeemable value at the end
                             of the period of a hypothetical
                             $1,000 investment made at the
                             beginning of the period.
             P=              A hypothetical initial investment of $1,000.
             N=              Number of years
EXAMPLE:
             1 YEAR                10/31/96    to    10/31/97
                             (((   1,077.20/1,000)(PW*)(1/(           365       /365))-1)     7.72%

             3 YEARS               10/31/94    to    10/31/97
                             (((   1,300.70/1,000)(PW*)(1/(           1096      /365))-1)     9.15%

             5 YEARS               10/31/92    to    10/31/97
                             (((   1,388.40/1,000)(PW*)(1/(           1826      /365))-1)     6.78%

             10 YEARS              10/31/87    to    10/31/97
                             (((   2,196.90/1,000)(PW*)(1/(           3653      /365))-1)     8.18%

        SINCE INCEPTION            3/17/86     to    10/31/97
                             (((   2,087.80/1,000)(PW*)(1/(           4246      /365))-1)     6.53%

(PW*)    To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                         TOTAL RETURNS W/SALES CHARGES

                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND

AGGREGATE ANNUAL RETURNS

T= (ERV/P) -1
WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.

EXAMPLE:
        Monthly:        9/30/97 to      10/31/97
                      (966.10 / 1,000) - 1 =   -3.39%

        Quarterly:      7/31/97 to      10/31/97
                      (972.40 / 1,000) - 1 =   -2.76%

        Year to Date:  12/31/96 to      10/31/97
                      ( 1,030.40 / 1,000) - 1 =    3.04%

AVERAGE ANNUAL TOTAL RETURN

T =(((ERV / P ) ( PW* ) ( 1 / N ) - 1))

WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.
        N=         Number of years

EXAMPLE:
        1 YEAR     10/31/96 to      10/31/97
             ((( 1,038.40/1,000) (PW*) (1/(365     /365))-1)    3.84%

        3 YEARS    10/31/94 to      10/31/97
             ((( 1,293.50/1,000) (PW*) (1/(1096    /365))-1)    8.95%

        5 YEARS    10/31/92 to      10/31/97
             ((( 1,386.80/1,000) (PW*) (1/(1826    /365))-1)    6.75%

SINCE INCEPTION    12/19/88 to      10/31/97
             ((( 2,168.70/1,000) (PW*) (1/(3238    /365))-1)    9.12%

( PW* ) To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                       TOTAL RETURNS W/OUT SALES CHARGES

                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND

AGGREGATE ANNUAL RETURNS

T= (ERV/P) -1
WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.

EXAMPLE:
        Monthly:     9/30/97 to      10/31/97
                  (1,016.10 / 1,000) - 1 =    1.61%

        Quarterly:    7/31/97 to      10/31/97
                  (1,022.40 / 1,000) - 1 =    2.24%

        Year to Date: 12/31/96 to      10/31/97
                  (1,080.40 / 1,000) - 1 =    8.04%

AVERAGE ANNUAL TOTAL RETURN

T =((( ERV / P ) ( PW* ) ( 1 / N ) - 1) )

WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.
        N=         Number of years

EXAMPLE:
        1 YEAR     10/31/96 to      10/31/97
             (((1,088.40/1,000) (PW*) (1/(365     /365))-1)   8.84%

        3 YEARS    10/31/94 to      10/31/97
             (((1,333.50/1,000) (PW*) (1/(1096    /365))-1)  10.06%

        5 YEARS    10/31/92 to      10/31/97
             (((1,406.80/1,000) (PW*) (1/(1826    /365))-1)   7.06%

SINCE INCEPTION    12/19/88 to      10/31/97
             (((2,168.70/1,000) (PW*) (1/(3238    /365))-1)   9.12%

( PW* ) To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                         TOTAL RETURNS W/SALES CHARGES

                NATIONWIDE INTERMEDIATE U.S.GOVERNMENT BOND FUND

AGGREGATE ANNUAL RETURNS

T= (ERV/P) -1
WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.

EXAMPLE:
        Monthly:       9/30/97 to      10/31/97
                    (965.50 / 1,000) - 1 =   -3.45%

        Quarterly:     7/31/97 to      10/31/97
                    (971.40 / 1,000) - 1 =   -2.86%

        Year to Date: 12/31/96 to      10/31/97
                    (1,032.50 / 1,000) - 1 =    3.25%

AVERAGE ANNUAL TOTAL RETURN

T =((( ERV / P ) ( PW* ) ( 1 / N ) - 1))

WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.
        N=         Number of years

EXAMPLE:
        1 YEAR     10/31/96 to      10/31/97
             ((( 1,038.60/1,000) (PW*) (1/(365     /365))-1)    3.86%

        3 YEARS    10/31/94 to      10/31/97
             (((  1,304.80/1,000) (PW*) (1/(1096   /365))-1)    9.26%

        5 YEARS    10/31/92 to      10/31/97
             ((( 1,398.60/1,000) (PW*) (1/(1826    /365))-1)    6.94%

SINCE INCEPTION     2/29/92 to      10/31/97
             ((( 1,481.00/1,000) (PW*) (1/(2071    /365))-1)    7.17%

( PW* ) To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                       TOTAL RETURNS W/OUT SALES CHARGES

                NATIONWIDE INTERMEDIATE U.S.GOVERNMENT BOND FUND

AGGREGATE ANNUAL RETURNS

T= (ERV/P) -1
WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.

EXAMPLE:
        Monthly:       9/30/97 to      10/31/97
                      (1,015.50 / 1,000) - 1 =    1.55%

        Quarterly:     7/31/97 to      10/31/97
                      (1,021.40 / 1,000) - 1 =    2.14%

        Year to Date: 12/31/96 to      10/31/97
                      (1,082.50 / 1,000) - 1 =    8.25%

AVERAGE ANNUAL TOTAL RETURN

T =((( ERV / P ) ( PW* ) ( 1 / N ) - 1))

WHERE:  T=         Total Return
        ERV=       Redeemable value at the end
                   of the period of a hypothetical
                   $1,000 investment made at the
                   beginning of the period.
        P=         A hypothetical initial investment of $1,000.
        N=         Number of years

EXAMPLE:
        1 YEAR     10/31/96 to      10/31/97
             ((( 1,088.60/1,000) (PW*) (1/(365     /365))-1)    8.86%

        3 YEARS    10/31/94 to      10/31/97
             ((( 1,334.80/1,000) (PW*) (1/(1096    /365))-1)   10.09%

        5 YEARS    10/31/92 to      10/31/97
             ((( 1,408.60/1,000) (PW*) (1/(1826    /365))-1)    7.09%

SINCE INCEPTION     2/29/92 to      10/31/97
             ((( 1,481.00/1,000) (PW*) (1/(2071    /365))-1)    7.17%

( PW* ) To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                                 TOTAL RETURNS

                          NATIONWIDE MONEY MARKET FUND

                                                            7 Day Yield 30 Day Yield
                                                            Calculation  Calculation
                                                            -----------  -----------
BASE PERIOD                                                   7 Days       30 Days
                                                            -----------  -----------
BEGINNING ACCOUNT BALANCE (1 SHARE AT $1.00)                1.000000000  1.000000000
                                                            -----------  -----------
Dividend Declaration
        October    2                                                     0.000136215
        October    3                                                     0.000136831
        October    4                                                     0.000136636
        October    5                                                     0.000136637
        October    6                                                     0.000136637
        October    7                                                     0.000137543
        October    8                                                     0.000136695
        October    9                                                     0.000138221
        October    10                                                    0.000136774
        October    11                                                    0.000136002
        October    12                                                    0.000136002
        October    13                                                    0.000136002
        October    14                                                    0.000136024
        October    15                                                    0.000136547
        October    16                                                    0.000137080
        October    17                                                    0.000137173
        October    18                                                    0.000137314
        October    19                                                    0.000137315
        October    20                                                    0.000137315
        October    21                                                    0.000137293
        October    22                                                    0.000136813
        October    23                                                    0.000137145
        October    24                                                    0.000137130
        October    25                                       0.000136997  0.000136997
        October    26                                       0.000136997  0.000136997
        October    27                                       0.000136998  0.000136998
        October    28                                       0.000139925  0.000139925
        October    29                                       0.000137903  0.000137903
        October    30                                       0.000136868  0.000136868
        October    31                                       0.000136950  0.000136950
                                                            -----------  -----------
Less: Deductions from Shareholder Accounts                  0.000000000  0.000000000
                                                            -----------  -----------
Base period return                                          0.000962638  0.004109982
                                                            ===========  ===========
Ending account balance                                      1.000962638  1.004109982
Less: Beginning Account Balance                             1.000000000  1.000000000
                                                            -----------  -----------
Difference                                                  0.000962638  0.004109982
                                                            ===========  ===========
Base Period Return
        (Difference/Beginning Account Return)               0.000962638  0.004109982
                                                            ===========  ===========
Yield Quotation
        (Base Period Return * 365/ Base Period)                   5.02%        5.00%
                                                            ===========  ===========

Effective Yield Quotation
        (Base Period Return + 1) (PW*)(365/ Base Period)-1        5.15%        5.12%
                                                            ===========  ===========

( PW* ) To the power

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                                   SEC YIELD

                              NATIONWIDE BOND FUND

                                  ( A - B )
                    YIELD = 2 [((----------- )) + 1 ) ( PW* ) 6 -1
                                  ( C * D )

Where:
             A = Dividends and interest earned during the period
             B = Expenses accrued for the period (net of reimbursement)
             C = Average daily number of shares outstanding during the period that were entitled to receive dividends
             D = Maximum offering price per share on the last day of the period


                                 A=       675,967.78
                                 B=        79,178.05
                                 C=   13,103,312.310
                                 D=           9.9372


                            Period ended 10/31/97

                         SEC YIELD             5.56%

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                                   SEC YIELD

                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND

                              ( A - B )
                YIELD = 2 [((----------- )) + 1 ) ( PW* ) 6 -1
                              ( C * D )

Where:
         A = Dividends and interest earned during the period
         B = Expenses accrued for the period (net of reimbursement)
         C = Average daily number of shares outstanding during the period that were entitled to receive dividends
         D = Maximum offering price per share on the last day of the period


                             A=         269,368.18
                             B=          30,146.30
                             C=      4,376,190.200
                             D=              11.19


                         Period ended 10/31/97

                     SEC YIELD=              5.93%

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                                   SEC YIELD

                NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND

                              ( A - B )
                YIELD = 2 [((----------- )) + 1 ) ( PW* ) 6 -1
                              ( C * D )

Where:
             A = Dividends and interest earned during the period
             B = Expenses accrued for the period (net of reimbursement)
             C = Average daily number of shares outstanding during the period that were entitled to receive dividends
             D = Maximum offering price per share on the last day of the period


                               A=         232,472.35
                               B=          37,651.88
                               C=      3,985,016.460
                               D=              10.31


                          Period ended 10/31/97

                       SEC YIELD=              5.76%

                           NATIONWIDE FAMILY OF FUNDS
                                   EXHIBIT 16
                                   SEC YIELD

                        NATIONWIDE TAX-FREE INCOME FUND

                              ( A - B )
                YIELD = 2 [((-----------)) + 1 ) ( PW* ) 6 -1
                              ( C * D )

Where:
          A = Dividends and interest earned during the period
          B = Expenses accrued for the period (net of reimbursement)
          C = Average daily number of shares outstanding during the period that were entitled to receive dividends
          D = Maximum offering price per share on the last day of the period


                           A=         1,114,617.39
                           B=           208,718.78
                           C=       24,493,931.340
                           D=                10.51


                     Period ended 10/31/97

                   SEC YIELD=                4.26%

                          NATIONWIDE FAMILY OF FUNDS
                                  EXHIBIT 16
                             TAX EQUIVALENT YIELD

                       NATIONWIDE TAX-FREE INCOME FUND



                            TAX-FREE YIELD
TAX EQUIVALENT YIELD =    -------------------
                            100% - TAX RATE


             October 31, 1997        TAX EQUIVALENT YIELD
             ----------------        --------------------

Where:    TAX-FREE YIELD    4.26%

          TAX RATE            15%           5.01%
                              28%           5.92%
                              33%           6.36%